                                                                   EXHIBIT 99.03

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             First USA Bank, N.A.

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-7

                -----------------------------------------------

                Monthly Period:                    06/01/99 to
                                                   06/30/99
                Distribution Date:                 07/15/99
                Transfer Date:                     07/14/99

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                      Class A                       $4.31666667
                                      Class B                        4.50000000
                                      Collateral Inv. Amt.           4.62500000
                                                           ---------------------
                                      Total (weighted avg.)         $4.36095848

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                      Class A                       $4.31666667
                                      Class B                        4.50000000
                                      Collateral Inv. Amt.           4.62500000
                                                           ---------------------
                                      Total (weighted avg.)         $4.36095848

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                 Class A                            $0.00000000
                                 Class B                             0.00000000
                                 Collateral Inv. Amt.                0.00000000
                                                          ----------------------
                                 Total                              $0.00000000


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                 Class A                        $115,680,919.09
                                 Class B                           9,075,692.40
                                 Collateral Inv. Amt.             14,640,150.49
                                                          ----------------------
                                 Total                          $139,396,761.98
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a) The aggregate amount of Allocations of Finance
            Charge Receivables processed during the Monthly
            Period which were allocated in respect of the Certificates

                                 Class A                         $11,791,217.47
                                 Class B                             923,409.54
                                 Collateral Inv. Amt.              1,491,667.62
                                                          ----------------------
                                 Total                           $14,206,294.63
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class A)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class A)                                                  N/A
                                                          ----------------------
               Class A Available Funds                           $11,791,217.47
                                                          ======================





    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                      $32,905,203,045.50

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 3


        (b)   Invested Amount as of the last day of
              the preceeding month (Adjusted Class A
              Invested Amount during Accumulation Period)

                                 Class A                        $750,000,000.00
                                 Class B                          58,735,000.00
                                 Collateral Inv. Amt.             94,880,000.00
                                                          ----------------------
                                 Total                          $903,615,000.00
                                                          ======================

        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph
              3(b) above as a percentage of the
              aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                 Class A                                 2.279%
                                 Class B                                 0.178%
                                 Collateral Inv. Amt.                    0.288%
                                                          ----------------------
                                 Total                                   2.745%

        (d)   During the Amortization Period: The
              Invested Amount as of __________ (the
              last day of the Revolving Period)

                                 Class A                                    N/A
                                 Class B                                    N/A
                                 Collateral Inv. Amt.                       N/A
                                                          ----------------------
                                 Total                                      N/A

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                 Class A                                    N/A
                                 Class B                                    N/A
                                 Collateral Inv. Amt.                       N/A
                                                          ----------------------
                                 Total                                      N/A


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances            Aggregate
        in the Accounts which were delinquent as of              Account
        the end of the day on the last day of the                Balance
        Monthly Period                                    ----------------------

        (a)   35 - 64 days                                      $441,916,187.60
        (b)   65 - 94 days                                       282,873,109.15
        (c)   95 - 124 days                                      240,882,665.36
        (d)   125 - 154 days                                     215,404,335.72
        (e)   155 - 184 days                                     182,288,104.72
        (f)   185 or more days                                             0.00
                                                          ----------------------
                              Total                           $1,363,364,402.55
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                                 Class A                          $3,370,765.62
                                 Class B                             263,975.89
                                 Collateral Inv. Amt.                426,424.32
                                                          ----------------------
                                 Total                            $4,061,165.83
                                                          ======================

        (b)   The amount set forth in paragraph 5(a)
              above in respect of the Monthly Investor
              Default Amount, per original $1,000 interest

                                 Class A                                  $4.49
                                 Class B                                   4.49
                                 Collateral Inv. Amt.                      4.49
                                                          ----------------------
                                 Total                                    $4.49
                                                          ======================

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the Collateral
              Invested Amount

                                 Class A                                  $0.00
                                 Class B                                   0.00
                                 Collateral Inv. Amt.                      0.00
                                                          ----------------------
                                 Total                                    $0.00
                                                          ======================


        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                 Class A                                  $0.00
                                 Class B                                   0.00
                                 Collateral Inv. Amt.                      0.00
                                                          ----------------------
                                 Total                                    $0.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 5

        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                 Class A                                  $0.00
                                 Class B                                   0.00
                                 Collateral Inv. Amt.                      0.00
                                                          ----------------------
                                 Total                                    $0.00
                                                          ======================

        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                 Class A                                  $0.00
                                 Class B                                   0.00
                                 Collateral Inv. Amt.                      0.00
                                                          ----------------------
                                 Total                                    $0.00
                                                          ======================

    7.  Investor Servicing Fee.
        -----------------------

        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly
              Period

                                 Class A                            $937,500.00
                                 Class B                              73,418.75
                                 Collateral Inv. Amt.                118,600.00
                                                          ----------------------
                                 Total                            $1,129,518.75
                                                          ======================

        (b)   The amount set forth in paragraph 7(a)
              above, per $1,000 interest

                                 Class A                            $1.25000000
                                 Class B                             1.25000000
                                 Collateral Inv. Amt.                1.25000000
                                                          ----------------------
                                 Total                              $1.25000000
                                                          ======================

    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                 Class B                                   0.00
                                 Collateral Inv. Amt.                      0.00
                                                          ----------------------
                                 Total                                    $0.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 6


    9.  Collateral Invested Amount.
        ---------------------------

        (a)   The amount of the Collateral Invested Amount
              as of the close of business on the
              related Distribution Date after giving
              effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month                                    $94,880,000.00


        (b)   The Required Collateral Invested Amount as
              of the close of business on the related
              Distribution Date after giving effect
              to withdrawals, deposits and payments
              to be made in respect of the preceding
              month                                              $94,880,000.00



    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor
        Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                 Class A                             1.00000000
                                 Class B                             1.00000000
                                                          ----------------------
                                 Total (weighted avg.)               1.00000000

    11. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               13.47%

    12. The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                      7.20%



C.  Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1.  Accumulation Period
        -------------------

        (a)   Accumulation Period commencement date                     09/30/99

        (b)   Accumulation Period Length (months)                              1

        (c)   Accumulation Period Factor                                    8.00

        (d)   Required Accumulation Factor Number                              8

        (e)   Controlled Accumulation Amount                     $750,000,000.00

        (f)   Minimum Payment Rate (last 12 months)                       13.95%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 7

    2.  Principal Funding Account
        -------------------------

    Beginning Balance                                                     $0.00
        Plus: Principal Collections for Related Monthly
              Period from Principal Account                                0.00
        Plus: Interest on Principal Funding Account Balance
              for Related Monthly Period                                   0.00
        Less  Withdrawals to Finance Charge Account                        0.00
        Less  Withdrawals to Distribution Account                          0.00
                                                                ----------------
    Ending Balance                                                        $0.00


    3.  Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for the
              previous Monthly Period                                       N/A

        Less  The amount deposited into the Principal Funding
              Account for the Previous Monthly Period                       N/A
                                                                ----------------
              Accumulation Shortfall                                        N/A
                                                                ================
              Aggregate Accumulation Shortfalls                             N/A
                                                                ================

    4.  Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                                N/A

        Less  Principal Funding Investment Proceeds                         N/A
                                                                ----------------
              Principal Funding Investment Shortfall                        N/A

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 8


D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis

        (a)   Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other
              amount designated by Transferor)                             0.00%

        (b)   Required Reserve Account Amount ($)                          $0.00

        (c)   Required Reserve Account Balance after effect of
              any transfers on the Related Transfer Date                   $0.00

        (d)   Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                  $0.00


    2.  Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date                 N/A


    3.  The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related Mthly Period         6.46%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ TRACIE KLEIN
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President